WISDOMTREE TRUST

WisdomTree U.S. Quality Dividend Growth Fund

(Ticker Symbol: DGRW)

(the “Fund”)

Supplement dated December 13, 2023

to the Fund’s currently effective
Statutory Prospectus (the “Prospectus”)

The following information supplements and should be read in conjunction with the Prospectus.

Effective immediately, the WisdomTree U.S. Quality Dividend Growth Index (the “Index”) has changed its cap on the maximum weight of any individual security in the Index, as of the Index’s annual screening date, from 7% to 8%. In addition, the Index has changed its cap on the maximum weight of Index components exposed to the information technology sector, as of the Index’s annual screening date, from 25% to 30%.

Accordingly, effective immediately, the first two sentences of the fourth paragraph under the “Principal Investment Strategies of the Fund” section set forth in the Fund’s corresponding “Fund Summary” are deleted and replaced with the following:

On the Index’s annual screening date, the maximum weight of any security in the Index is capped at 8% and the Index caps the weight of components exposed to a single sector (except for the information technology and real estate sectors) at 20%. The weight of components exposed to each of the information technology and real estate sectors is capped at 30% and 10%, respectively.

The changes described above will not affect the management fee or total expense ratio of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-DGRW-1223